UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012

PACIFIC COAST OIL TRUST

(Exact name of Registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

919 Congress Avenue, Suite 500

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(800) 852-1422

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 2, 2012, Pacific Coast Oil Trust (the “Trust”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among Pacific Coast Energy Company LP (“PCEC”), PCEC (GP) LLC (“PCEC GP”), the Trust and the underwriters named therein (the “Underwriters”), with respect to the offer and sale (the “Offering”) by PCEC of 18,500,000 trust units representing beneficial interests in the Trust (“Trust Units”) at a price of $20.00 per Trust Unit ($18.75 per Trust Unit, net of underwriting discounts and commissions). Pursuant to the Underwriting Agreement, PCEC also granted the Underwriters an option for a period of 30 days to purchase up to an additional 2,775,000 Trust Units on the same terms. The Trust will not receive any proceeds from the Offering.

The material terms of the Offering are described in the prospectus, dated May 2, 2012 (the “Prospectus”), filed by the Trust and PCEC with the United States Securities and Exchange Commission (the “Commission”) on May 4, 2012 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-178928), initially filed by the Trust and PCEC on January 6, 2012.

The Underwriting Agreement contains customary representations, warranties and agreements of the Trust, PCEC and PCEC GP, and customary conditions to closing, obligations of such parties and termination provisions. PCEC, PCEC GP and the Trust have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

As more fully described in the section entitled “Underwriting” in the Prospectus, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Trust, for which they received or will receive customary expenses.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Conveyance of Net Profits Interests and Overriding Royalty Interest

On May 8, 2012, the Trust and PCEC entered into a Conveyance of Net Profits Interests and Overriding Royalty Interest (the “Conveyance”), pursuant to which PCEC conveyed to the Trust net profits interests and an overriding royalty interest (the “Conveyed Interests”) in certain oil and natural gas properties in California (the “Underlying Properties”). The Conveyed Interests entitle the Trust to receive 80% of the net profits from the sale of oil and natural gas production from the proved developed reserves as of December 31, 2011 on the Underlying Properties (the “Developed Properties”) and either 25% of the net profits from the sale of oil and natural gas production from all other development potential on the Underlying Properties (the “Remaining Properties”) or a 7.5% royalty interest from the sale of oil and natural gas production from the Remaining Properties located in PCEC’s Orcutt properties (the “Royalty Interest Proceeds”).

The Trust calculates the net profits and royalties for the Developed Properties and Remaining Properties monthly. For any monthly period during which costs for the Remaining Properties exceed gross proceeds, the Trust would be entitled to receive the Royalty Interest Proceeds, and the Trust would continue to receive such proceeds until the first day of the month following the day on which cumulative gross proceeds for the Remaining Properties exceed the cumulative total excess costs for the Remaining Properties, an event we refer to as an “NPI Payout.” Due to significant planned capital expenditures to be made by PCEC on the Remaining Properties for the benefit of the Trust, PCEC expects the Trust to receive payments associated with the Remaining Properties in the form of Royalty Interest Proceeds until the NPI Payout occurs in approximately 2020. The Trust would be entitled to receive the Royalty Interest Proceeds again if, in any monthly period following an NPI Payout, costs for the Remaining Properties exceeded gross proceeds. The description of the net profits interests, the overriding royalty interest and the Conveyance contained in the section entitled “Computation of Net Profits and Royalties” of the Prospectus is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Conveyance which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On May 8, 2012, the Trust and PCEC entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which PCEC, its affiliates and any transferee of PCEC’s Trust Units would be entitled, beginning 180 days after the date of the Registration Rights Agreement, to demand that the Trust use its reasonable best efforts to effect the registration of such holders’ Trust Units under the Securities Act. The holders are entitled to demand a maximum of five such registrations. The description of the Registration Rights Agreement contained in the section entitled “Trust Units Eligible for Future Sale — Registration Rights” of the Prospectus is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Operating and Services Agreement

On May 8, 2012, the Trust and PCEC entered into an Operating and Services Agreement (the “Operating and Services Agreement”), pursuant to which PCEC will provide the Trust with certain operating and informational services relating to the Conveyed Interests in exchange for a monthly fee. The description of the Operating and Services Agreement contained in the section entitled “Certain Relationships and Related Party Transactions — Operating and Services Agreement” of the Prospectus is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Operating and Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sale of Equity Securities.

As consideration for the conveyance of the Conveyed Interests in the Underlying Properties as described in Item 1.01 above, the Trust issued to PCEC 38,583,158 Trust Units. The issuance was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the transactions contemplated by the Underwriting Agreement, on May 8, 2012, PCEC, Wilmington Trust, National Association, as Delaware trustee of the Trust, and the Trustee entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”). A description of the Amended and Restated Trust Agreement is contained in the section entitled “Description of the Trust Agreement” of the Prospectus and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Trust Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 2, 2012 among Pacific Coast Energy Company LP, PCEC (GP) LLC, Pacific Coast Oil Trust and Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1	Amended and Restated Trust Agreement of Pacific Coast Oil Trust, dated May 8, 2012, among Pacific Coast Energy Company LP, Wilmington Trust, National Association, as Delaware trustee of Pacific Coast Oil Trust, and The Bank of New York Mellon Trust Company, N.A., as trustee of Pacific Coast Oil Trust.

10.1	Conveyance of Net Profits Interests and Overriding Royalty Interest, dated as of May 8, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.

10.2	Registration Rights Agreement, dated as of May 8, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.

10.3	Operating and Services Agreement, dated as of May 8, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Coast Oil Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich

Michael J. Ulrich
Vice President

Date: May 8, 2012

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 2, 2012 among Pacific Coast Energy Company LP, PCEC (GP) LLC, Pacific Coast Oil Trust and Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1	Amended and Restated Trust Agreement of Pacific Coast Oil Trust, dated May 8, 2012, among Pacific Coast Energy Company LP, Wilmington Trust, National Association, as Delaware trustee of Pacific Coast Oil Trust, and The Bank of New York Mellon Trust Company, N.A., as trustee of Pacific Coast Oil Trust.

10.1	Conveyance of Net Profits Interests and Overriding Royalty Interest, dated as of May 8, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.

10.2	Registration Rights Agreement, dated as of May 8, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.

10.3	Operating and Services Agreement, dated as of May 8, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.